Exceptional items (Tables)	12 Months Ended
Jun. 30, 2020
Exceptional Items [Abstract]
Schedule of exceptional items

	2020 £ million	2019 £ million	2018 £ million
Exceptional operating items
Brand, goodwill, tangible and other assets impairment (a)	(1,345)	—	(128)
Donations (b (i))	(89)	—	—
Obsolete inventories (b (ii))	(30)	—	—
Substitution drawback (b (iii))	83	—	—
Indirect tax in Korea (c)	24	(35)	—
Guaranteed minimum pension equalisation (d)	—	(21)	—
French tax audit penalty (note 7 (b) (ii))	—	(18)	—
	(1,357)	(74)	(128)
Non-operating items
Step acquisitions (e)	8	—	—
Sale of businesses and brands
United National Breweries (f)	(32)	(9)	—
Loss on disposal of associate (g)	(1)	—	—
Portfolio of 19 brands (h)	2	155	—
USL wine business (i)	—	(2)	—
	(23)	144	—
French tax audit interest (note 7 (b) (ii))	—	(9)	—

Exceptional items before taxation	(1,380)	61	(128)
Items included in taxation (note 7 (b))	154	(39)	203
Total exceptional items	(1,226)	22	75
Attributable to:
Equity shareholders of the parent company	(1,157)	(4)	75
Non-controlling interests	(69)	26	—
Total exceptional items	(1,226)	22	75

(a) Value in use calculation and fair value less costs of disposal methodologies were both considered to assess the recoverable amount of the India cash-generating unit. Having considered the volatility in local share prices, the premiums that businesses controlled by large multinationals trade at and other factors, we assessed a range of fair value less costs of disposal with particular focus on the value a third party may pay for a controlling stake in the current environment. The value in use calculation was above our view of fair value less costs of disposal and was therefore used to determine the recoverable amount of this cash-generating unit. Based on this, in the year ended 30 June 2020, an impairment charge of £655 million in respect of the India cash-generating unit containing the India goodwill was recognised in other operating items. Impairment charges of £78 million in respect of the Old Tavern brand, £38 million in respect of the Bagpiper brand and £1 million in respect of fixed assets in India were also recognised in other operating items. Forecast cash flow assumptions were reduced principally due to the general economic downturn further aggravated by the Covid-19 pandemic, including pandemic related recent regulatory changes, negatively impacting both demand and margins.

An impairment charge of £434 million in respect of the Windsor Premier brand was recognised in other operating items. The forecast cash flow assumptions were reduced principally due to the recent regulatory changes limiting trade spend for wholesalers and venues and the Covid-19 pandemic negatively impacting the challenging whisky category in Korea.

For further information see note 9 (d).

Having considered both value in use and fair value less cost of disposal, an impairment of £84 million in respect of the group's Nigerian tangible fixed assets was recognised in other operating items. The profit generating ability of the assets were reduced principally due to the deteriorated economic outlook as a result of the combination of the oil price crisis in Nigeria and the Covid-19 pandemic.

An impairment of £55 million in respect of the group's Ethiopian tangible fixed assets was recognised in other operating items. The forecast cash flow assumptions were reduced principally due to the impact of the recent excise duty increase and the Covid-19 pandemic.

For further information see note 10.

In the year ended 30 June 2018, an impairment charge of £128 million in respect of the Meta brand, Ethiopian tangible fixed assets, associated spare parts reported in inventory and goodwill allocated to the Africa Regional Markets cash-generating unit has been recognised in other operating items.

(b) In line with the group’s accounting policy, given the unusual nature and magnitude of the below items, these are reported as exceptional operating items:

(i) Diageo has launched the “Raising the Bar” programme to support pubs and bars to welcome customers back and recover following the Covid-19 pandemic. The programme includes a commitment of $100 million (£81 million) over a period of up to two years from 1 July 2020, to support qualifying outlets across a limited number of iconic global cities and some regional cities in certain key markets.

Diageo has also provided other forms of support to help the communities and the industry during the Covid-19 pandemic. Supporting packages for bartenders and bar owners and donations of grain neutral spirit to produce hand sanitisers amounted to £8 million in the year ended 30 June 2020.

(ii) In the year ended 30 June 2020, an exceptional charge of £30 million was recognised in respect of obsolete inventories that have been or will be destroyed as a direct consequence of the Covid-19 pandemic. The amount comprises of a £23 million inventory provision and £7 million directly attributable to handling and destruction costs.

(iii) In the year ended 30 June 2020, an estimated benefit of $105 million (£83 million) for substitution drawback claims (net of legal and broker fees of $2 million (£2 million)) previously filed and to be filed with the US Government in relation to prior years was recognised in other operating items. Following a recent court decision and a related legal assessment, the collection of the excise duty benefit has become virtually certain.

(c) In the year ended 30 June 2019, the group has recognised a provision of £35 million for indirect tax in respect of certain channel accounts and regulatory change in Korea in respect of prior years.

An assessment was issued by the Korea Tax Authority in the year ended 30 June 2020 that has resulted in the reversal of the prior year's provision in the amount of £24 million.

(d) On 26 October 2018, the High Court of Justice of England and Wales issued a judgement in a claim between Lloyds Banking Group Pension Trustees Limited (the claimant) and Lloyds Bank plc (defendant) that UK pension schemes should equalise pension benefits for men and women for the calculation of their guaranteed minimum pension liability. The judgement concluded that the claimant has a duty to amend their pension schemes to equalise benefits and provided comments on the method to be adopted to equalise the benefits. This court ruling impacts the majority of companies with a UK defined benefit pension plan that was in existence prior to 1997. For the Diageo Pension Scheme (DPS) an estimate was made of the impact of equalisation which increased the liabilities of the DPS by £21 million, with a corresponding charge to exceptional operating items.

(e) In the year ended 30 June 2020, Diageo completed the acquisition of Seedlip and Anna Seed 83 and acquired controlling interests in certain Distill Ventures entities. As a result of these entities becoming subsidiaries of the group a gain of £8 million arose, being the difference between the book value of the associates prior to the transaction and their fair value. For further information see note 8 (a).

(f) The disposal of United National Breweries was completed in the year ended 30 June 2020, which has resulted in an aggregate exceptional loss of £32 million, including a £4 million cumulative exchange loss in respect of prior years, recycled from other comprehensive income, and an impairment charge recognised in the period. In the year ended 30 June 2019 the group recognised an exceptional loss of £9 million in respect of the disposal of United National Breweries.

(g) In the year ended 30 June 2020, the disposal of an associate, Equal Parts, LLC resulted in an exceptional loss of £1 million.

(h) In the year ended 30 June 2020, the group has reversed $3 million (£2 million) from provisions in relation to the sale of a portfolio of 19 brands to Sazerac on 20 December 2018. The aggregate consideration for the disposal was $550 million (£435 million) resulting in a profit before taxation of $198 million (£155 million) in the year ended 30 June 2019.

See note 8 (b) for further information.

(i) In the year ended 30 June 2019, the disposal of the Indian wine business has resulted in an exceptional loss of £2 million.

Net cash inflow from operating activities in respect of exceptional items
Cash payments and receipts included in net cash inflow from operating activities in respect of exceptional items were as follows:

	2020 £ million	2019 £ million	2018 £ million
French tax audit	(88)	—	—
Thalidomide	(17)	(15)	(13)
Donation	(7)	—	—
Substitution drawback	26	—	—
UK transfer pricing settlement	—	—	(143)
Competition authority investigation in Turkey	—	—	(4)
Total cash payments	(86)	(15)	(160)